SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           CURRENT REPORT ON FORM 8-K

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




                         Date of Report: May 14, 1997
                        (Date of Earliest event reported)


                         *******************************


                          MEDIZONE INTERNATIONAL, INC.

             (Exact name of Registrant as specified in its charter)




Nevada                        2-93277-D                        87-0412648
------                        ---------                        ----------
State of                      Commission                       IRS Taxpayer
Incorporation                 Registration No.                 I.D. Number




            123 East 54th Street, Suite 7B, New York, New York 10022
            ---------------------------------------------------------
                     Address of Principal executive offices


                  Registrant's telephone number: (212) 421-0303

Item 5.   Other Events

On May 14, 1997, the Board of Directors of Medizone International, Inc. (the "Registrant") terminated the employment of Dr. Joseph S. Latino as the Registrant's President and Chairman after the discovery of a pattern of unaccounted for expenditures of the Registrant's funds. The Registrant is presently endeavoring to determine the purpose, nature and extent of such expenditures. The termination of Dr. Latino's employment took affect immediately; he remains a Director of the Registrant.

George Handel was thereupon named as the Registrant's President and Chairman, to serve on a temporary basis until his successor is appointed.



                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, one of its officers thereunto duly authorized.

Dated:  New York, NY
        May 15, 1997

                                                MEDIZONE INTERNATIONAL, INC.


                                                By: /s/George Handel
                                                    ------------------------
                                                     George Handel
                                                     President